UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 9, 2018
_________________________________________________
8point3 Energy Partners LP
(Exact name of registrant as specified in its charter)
_________________________________________________

Delaware	1-37447	47-3298142
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

77 Rio Robles
San Jose, California		95134
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 240-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☒

Item 8.01. Other Events.

As previously announced, on February 5, 2018, 8point3 Energy Partners LP, a Delaware limited partnership (“8point3” or the “Partnership”), 8point3 General Partner, LLC (the “General Partner”), 8point3 Operating Company, LLC (“OpCo”), 8point3 Holding Company, LLC (“Holdings”), 8point3 Solar CEI, LLC (“8point3 Solar”), 8point3 Co-Invest Feeder 1, LLC, 8point3 Co-Invest Feeder 2, LLC, CD Clean Energy and Infrastructure V JV (Holdco), LLC, 8point3 Partnership Merger Sub, LLC (“Partnership Merger Sub”), 8point3 OpCo Merger Sub 1, LLC (“OpCo Merger Sub 1”), and 8point3 OpCo Merger Sub 2, LLC (“OpCo Merger Sub 2”), entered into an Agreement and Plan of Merger and Purchase Agreement (the “Merger Agreement”) pursuant to which (i) OpCo Merger Sub 1 will merge with and into OpCo (“OpCo Merger 1”) and the separate existence of OpCo Merger Sub 1 will cease and OpCo will continue as the surviving limited liability company of OpCo Merger 1 (the “Initial Surviving LLC”), (ii) OpCo Merger Sub 2 will merge with and into the Initial Surviving LLC (“OpCo Merger 2” and, together with OpCo Merger 1, the “OpCo Mergers”) and the separate existence of OpCo Merger Sub 2 will cease and the Initial Surviving LLC will continue as the surviving limited liability company of OpCo Merger 2, (iii) Partnership Merger Sub will merge with and into the Partnership (the “Partnership Merger” and, together with the OpCo Mergers, the “Mergers”) and the separate existence of Partnership Merger Sub will cease and the Partnership shall continue as the surviving partnership of the Partnership Merger, (iv) Holdings will transfer to 8point3 Solar or an affiliate of 8point3 Solar designated by 8point3 Solar, and 8point3 Solar (or its designated affiliate) will accept, for no additional consideration, the transfer and delivery of, 100% of the issued and outstanding membership interests in the General Partner, including all rights and obligations relating thereto and all economic and capital interests therein, and 100% of the issued and outstanding Incentive Distribution Rights (as defined in that certain Amended and Restated Limited Liability Company Agreement of OpCo, dated June 24, 2015) (the “Equity Transfers”). On April 6, 2018, the Partnership filed a definitive proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission (“SEC”) for the solicitation of proxies in connection with a special meeting of the Partnership’s Class A shareholders (the “Special Meeting”) to be held on May 23, 2018 to consider and vote on a proposal to approve the Merger Agreement and the Mergers.

Supplemental Disclosures to Proxy Statement

The Partnership is filing this Current Report on Form 8-K to supplement the disclosures in the Proxy Statement in certain respects. These supplemental disclosures should be read in connection with the Proxy Statement, which should be read in its entirety. To the extent that the information set forth herein differs from or updates information contained in the Proxy Statement, the information set forth herein shall supersede or supplement the information in the Proxy Statement. Defined terms used but not defined herein have the meanings set forth in the Proxy Statement. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. 8point3 makes the following amended and supplemental disclosures (with additional language in bold and underlined text below):

The following disclosure is added at the end of the paragraph beginning “Between June 19, 2017 and June 28, 2017” on page 36 of the Proxy Statement:

The standstill agreement prohibited the Phase IIA Bidders from requesting the Partnership to amend or waive any provision of the standstill. As disclosed on page 91 of the Proxy Statement, notwithstanding the foregoing, (i) the Partnership may grant a waiver, amendment or release under any confidentiality agreement, standstill agreement or similar agreement to the extent necessary to allow an Alternative Proposal to be made to the Partnership or the General Partner Board or any committee thereof (including the GP Conflicts Committee), and (ii) the Partnership shall be deemed to have waived, as of immediately prior to the execution of the Merger Agreement, any provision in any such agreement to the extent necessary to allow the applicable counterparty to convey an Alternative Proposal to the Partnership or the General Partner Board or any committee thereof (including the GP Conflicts Committee).

The disclosure under the caption “Opinion of the GP Conflicts Committee’s Financial Advisor” and under the subsection “Projections” on page 58 of the Proxy Statement is hereby supplemented by adding the following as the last paragraph under such subsection:

In addition, Evercore reviewed the Partnership’s future financial performance on a standalone basis estimated by research analysts. Evercore observed that research analyst estimates for distribution per share ranged from $1.02 per share to $1.07 per share in 2017, $1.06 per share to $1.21 per share in 2018 and $1.15 per share to $1.27 per share in 2019. Evercore also observed that research analyst estimates for EBITDA ranged from $87.8 million to $124.0 million in 2017, $103.7 million to $129.2 million in 2018 and $111.0 million to $146.0 million in 2019. Evercore did not utilize the research analyst estimates in its analysis of the Partnership to derive indicative valuation ranges for the Partnership’s Class A shares.

The disclosure in the list of YieldCos on pages 59 and 60 is hereby amended by removing such list and adding the following tables:

US YieldCos:

	Enterprise Value / 2018E EBITDA	Current Annualized Dividend Yield
NextEra Energy Partners LP	11.8x	3.8%
Pattern Energy Group Inc.	11.3x	8.3%

Canadian YieldCos:

	Enterprise Value / 2018E EBITDA	Current Annualized Dividend Yield
Brookfield Renewable Partners LP	13.4x	6.0%
Northland Power Inc.	12.0x	5.1%
TransAlta Renewables Inc.	9.4x	7.9%
Innergex Renewable Energy Inc.	13.5x	4.9%

International YieldCos:

	Enterprise Value / 2018E EBITDA	Current Annualized Dividend Yield
Atlantica Yield plc	9.4x	5.6%

YieldCos Under Sale Process:

	Enterprise Value / 2018E EBITDA	Current Annualized Dividend Yield
NRG Yield Inc.	9.0x	6.3%

The disclosure of the list of Precedent M&A Transactions on page 61 is hereby supplemented by adding the following table after the table detailing such transactions:

Benchmark	Enterprise Value / EBITDA
Mean	10.3x
Median	10.9x
High	13.2x
Low	7.3x

The disclosure set forth under the caption “Opinion of the GP Conflicts Committee’s Financial Advisor” in the last full paragraph under the subsection “General” on page 62 of the Proxy Statement is amended as follows:

During the two year period prior to the date hereof, no material relationship existed between Evercore or any of its affiliates, on the one hand, and the Partnership or any of its respective affiliates, on the other hand, pursuant to which compensation was or is intended to be received by Evercore or its affiliates as a result of such a relationship except with respect to (a) Evercore’s opinion and work performed for the GP Conflicts Committee in connection with the GP Conflicts Committee’s consideration of the Partnership’s acquisition of (i) interests in the Henrietta Project from SunPower, (ii) the Stateline Project in California from First Solar and subsidiaries of ~~SunPower~~First Solar and (iii) FSAM Kingbird Solar Holdings, LLC from a subsidiary of ~~SunPower~~First Solar and (b) Evercore’s work performed for the GP Conflicts Committee in connection with other potential acquisitions by the Partnership of certain assets from SunPower, First Solar and their respective affiliates. For ~~each of~~ the engagements described in this paragraph Evercore received total fees of approximately $1.31 million and reimbursement of certain out-of-pocket expenses. Evercore may provide financial or other services to the Partnership in the future and in connection with any such services Evercore may receive compensation.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transactions. In connection with the proposed transactions, the Partnership has filed with the SEC and furnished to the Partnership’s shareholders a proxy statement and other relevant documents. BEFORE MAKING ANY VOTING DECISION, THE PARTNERSHIP’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTIONS OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS.

Investors and shareholders are able to obtain, free of charge, copies of the proxy statement and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. In addition, the proxy statement and the Partnership’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 14(d) of the Exchange Act will be available free of charge through the Partnership’s website at http://www.8point3energypartners.com/ under the heading “SEC Filings” in the “Investors” tab as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

8POINT3 ENERGY PARTNERS LP

		By:	8point3 General Partner, LLC,
its general partner

		By:	/s/ JASON E. DYMBORT
Jason E. Dymbort
General Counsel
Date:	May 9, 2018